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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference of our report dated March 8, 2004 (which expresses an unqualified opinion), included in this Form 10-K, into Iron Mountain Incorporated's previously filed Registration Statements on Forms S-3 (File No. 333-105494), S-4 (File No. 333-91577) and S-8 (File Nos.
333-43787, 333-89008, 333-95901, 333-105938, 333-114398, 333-118322, and
333-120395).


/s/ RSM Robson Rhodes LLP

Chartered Accountants
Birmingham, England

March 10, 2005